UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          April 19, 2005


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

            Kansas                      1-04721                  48-0457967
  (State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                       66251
     (Address of principal executive offices)                    (Zip Code)


    Registrant's telephone number, including area code       (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

          Amendment of Director Option Grant

On April 19, 2005, the Compensation Committee of the Board of Directors of Sprint Corporation ("Sprint") adopted an amendment to the award agreement for options granted in 2002 to DuBose Ausley, an outside director of Sprint. The amendment accelerates vesting of the final 25% tranche of the option grant in connection with Mr. Ausley's departure from the board at the 2005 annual meeting of stockholders. Options to purchase 2,455 shares of FON common stock will be accelerated.

The terms of the options are governed by the 1997 Long-Term Stock Incentive Program, which is filed as Exhibit 10.4 to Sprint's Current Report on Form 8-K dated October 11, 2004 and incorporated herein by reference, and the form of the Amended and Restated Stock Option Agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

          Exhibits

10.1      Form of Amended and Restated Stock Option Agreement with Mr. Ausley

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION



Date:  April 21, 2005              By:  /s/ Michael T. Hyde
                                           Michael T. Hyde, Assistant Secretary















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



                                  EXHIBIT INDEX


Exhibit
Number    Description

10.1      Form of Amended and Restated Stock Option  Agreement with Mr. Ausley